UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 21, 2022

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 High Point Drive, Building 100, Victor, NY 14564
(Address of principal executive offices)              (Zip Code)

Registrant’s telephone number, including area code   (585) 678-7100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	STZ	New York Stock Exchange
Class B Common Stock	STZ.B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 21, 2022, the Human Resources Committee (the “Committee”) of the Board of Directors of Constellation Brands, Inc. (“Constellation” or the “Company”), took the following actions with regard to certain compensatory arrangements for certain of the Company’s senior management personnel, including its Executive Officers.

Stock Option Grants

The Committee granted options to purchase shares of the Company’s Class 1 Common Stock under the Company’s Long-Term Stock Incentive Plan (the “Stock Plan”) to certain of the Company’s management personnel, including its Executive Officers, subject to the Stock Option Agreement with respect to the Stock Plan. The form of Stock Option Agreement was filed as Exhibit 10.5 to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended May 31, 2020, and is incorporated herein by reference. The following table sets forth information regarding grants to those individuals identified below:

Name and Position	Number of Stock Options
William A. Newlands, President and Chief Executive Officer	66,404
Robert Sands, Executive Chairman of the Board	54,186
Richard Sands, Executive Vice Chairman of the Board	46,058
Garth Hankinson, Executive Vice President and Chief Financial Officer	20,380

Each of the options granted has a 10-year term, subject to earlier termination upon the occurrence of certain events related to termination of employment. One-fourth of the options become exercisable on each of the first, second, third, and fourth anniversaries of the date of grant, provided that the option holder remains in continuous employment with the Company or any of its subsidiaries until each such date. The options will continue to vest upon the Retirement (as that term is defined in the Stock Option Agreement) of the recipient at any time on or after November 1, 2022, and can vest at an earlier date upon the death or Disability (as that term is defined in the Stock Option Agreement) of the recipient of the grant. Under the Stock Option Agreement, options become fully exercisable in the event of a termination without Cause or a termination for Good Reason within the 24-month period following a Change in Control (as each term is defined in the Stock Option Agreement or the Stock Plan). The exercise price of each option is $254.21, which is is equal to the closing price of the Company’s Class A Common Stock (into which, subject to certain requirements, shares of the Company’s Class 1 Common Stock are convertible on a one-for-one basis) on the New York Stock Exchange on April 21, 2022.

Restricted Stock Unit Grants

The Committee granted restricted stock units under the Stock Plan to certain of the Company’s management personnel, including certain of its Executive Officers, subject to the provisions of Restricted Stock Unit Agreements, the form of which was filed as Exhibit 10.2 to the Company’s Form 8-K filed April 23, 2021. The restricted stock units entitle the grantee to receive a single share of the Company’s Class A Common Stock for each restricted stock unit granted under the Stock Plan. The following table sets forth information regarding grants to those individuals identified below:

Name and Position	Number of Units
William A. Newlands, President and Chief Executive Officer	9,835
Garth Hankinson, Executive Vice President and Chief Financial Officer	3,019

Unvested restricted stock units under each of the grants are subject to forfeiture upon the occurrence of certain events related to termination of employment. One-fourth of the awarded units vest on each of the first, second, third, and fourth anniversaries of May 1, 2022, provided that the recipient of the grant remains in continuous employment with the Company or any of its subsidiaries until each such date. The grants will continue to vest upon the Retirement (as that term is defined in the Restricted Stock Unit Agreement) of the recipient at any time on or after November 1, 2022, and can vest at an earlier date upon death or RSU Disability (as that term is defined in the Restricted Stock Unit Agreement) of the recipient of the award. Under the terms of the Restricted Stock Unit Agreement, grants become fully vested in the event of a termination without Cause or a termination for Good Reason within the 24-month period following a Change in Control (as each term is defined in the Stock Plan or the Restricted Stock Unit Agreement).

Performance Share Unit Grants

The Committee granted performance share units to be settled in the Company’s Class A Common Stock under the Stock Plan to certain of the Company’s management personnel, including certain of its Executive Officers, subject to the provisions of Performance Share Unit Agreements. The form of Performance Share Unit Agreement was filed as Exhibit 10.7 to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended May 1, 2020, and is incorporated herein by reference. The number of shares of the Company’s Class A Common Stock to be issued pursuant to the performance share units will depend upon the Company’s Relative Total Stockholder Return (as that term is defined in the Performance Share Unit Agreement) during the period from March 1, 2022 through February 28, 2025. The following table sets forth information regarding target awards to those individuals identified below:

Name and Position	Number of Units
William A. Newlands, President and Chief Executive Officer	9,835
Garth Hankinson, Executive Vice President and Chief Financial Officer	3,019

Unvested performance share units are subject to forfeiture upon the occurrence of certain events related to termination of employment. A participant may vest in his right to receive the applicable number of performance share units if the participant remains in continuous employment with the Company or any of its subsidiaries until May 1, 2025. The participant will only vest in his right to receive the performance share units if the Company achieves certain Relative Total Stockholder Return results as set forth in the Performance Share Unit Agreement. In the event a recipient of an award retires (as the term “Retirement” is defined in the Performance Share Unit Agreement) at any time on or after November 1, 2022 and prior to May 1, 2025, vested awards are payable on a pro rata basis (as set forth in the Performance Share Unit Agreement) and settled between May 1, 2025 and May 15, 2025 (consistent with the settlement date for participants with continuing employment). Target awards can vest at an earlier date upon the death or PSU Disability (as that term is defined in the Performance Share Unit Agreement) of the recipient of the award. Under the terms of the Performance Share Unit Agreement, grants shall vest at target in the event of a termination without Cause or a termination for Good Reason within the 24-month period following a Change in Control (as each term is defined in the Stock Plan or the Performance Share Unit Agreement).

Approval of New Annual Base Salaries

The Committee set new annual base salaries for certain of the Company’s Executive Officers, which salaries will take effect on May 23, 2022. The following table sets forth the new annual base salary levels of the individuals identified below:

Name	New Annual Base Salary Level
William A. Newlands	$1,350,000
Garth Hankinson	$757,900

Increase to Annual Management Incentive Program Target

The Committee approved an increase, effective March 1, 2022, from 90% of base salary to 100% of base salary for Mr. Hankinson's annual cash incentive compensation target under the Fiscal 2023 Annual Management Incentive Program.

Item 9.01	Financial Statements and Exhibits.
For the exhibits that are filed herewith, see the Index to Exhibits immediately following.

INDEX TO EXHIBITS

Exhibit No.	Description

(10)	MATERIAL CONTRACTS

(10.1)
Form of Stock Option Agreement with respect to the Company’s Long-Term Stock Incentive Plan (grants on and after April 21, 2020) (filed as Exhibit 10.5 to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended May 31, 2020 and incorporated herein by reference). *†

(10.2)
Form of Restricted Unit Agreement with respect to the Company’s Long-Term Stock Incentive Plan (awards on and after April 20, 2021) (filed as Exhibit 10.2 to the Company’s Form 8-K filed April 23, 2021). *†

(10.3)
Form of Performance Share Unit Agreement with respect to the Company’s Long-Term Stock Incentive Plan (awards on and after April 21, 2020) (filed as Exhibit 10.7 to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended May 31, 2020 and incorporated herein by reference). *†

(104)	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*    Designates management contract or compensatory plan or arrangement.
†    The exhibits, disclosure schedules, and other schedules, as applicable, have been omitted pursuant to Item 601(a)(5) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2022	CONSTELLATION BRANDS, INC.

	By:	/s/ Garth Hankinson
Garth Hankinson
Executive Vice President and Chief Financial Officer